EXHIBIT B


               Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.




                                             /s/ Janet Anderson
                                             ____________________
                                                 Janet Anderson




                               POWER OF ATTORNEY


         Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited to sign the Form 8-K, provided that any such Form 8-K is required only to contain a copy of the relevant monthly report to certificate holders, each such Form 8-K to be filed by Airplanes Limited with the Securities and Exchange Commission (the "SEC") on or about each of May 15, 1996, and June 15, 1996, and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below:

Dated: 22 April 1996             /s/ Roy M. Dantzic
                                 _____________________________
                                     Roy M. Dantzic

                           Witness:    /s/ N. Chadd
                                      ________________________


Dated: 25 April 1996             /s/ William A. Franke
                                 _____________________________
                                     William A. Franke

                           Witness:    /s/ Ann Howlett
                                      ________________________


Dated: 22 April 1996             /s/ Hugh R. Jenkins
                                 _____________________________
                                     Hugh R. Jenkins

                           Witness:    /s/ R. Daltee
                                      ________________________


Dated: 23 April 1996             /s/ William M. McCann
                                 _____________________________
                                     William M. McCann

                           Witness:    /s/ D.W.
                                      ________________________


Dated: 25 April 1996             /s/ Edward J. Hansom
                                 _____________________________
                                     Edward J. Hansom

                           Witness:    /s/ Ann Howlett
                                      ________________________